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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 20, 2001



                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2001-4

             (Exact name of Registrant as specified in its charter)
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            DELAWARE                    333-54184            95-4619902
         ---------------            ----------------      ----------------
         (State or other            (Commission file      (I.R.S. employer
 jurisdiction of incorporation)          number)         identification no.)

        350 SOUTH GRAND AVENUE, 40TH FLOOR
              LOS ANGELES, CALIFORNIA                    90071
     (Address of principal executive offices)         (ZIP Code)

                                 (323) 210-5000
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

Filing of Computational Materials.

         This Current Report on Form 8-K is being filed to file a copy of the original and revised Computational Materials (as defined below) prepared and distributed by Lehman Brothers Inc., as an underwriter, in connection with the issuance by Aames Mortgage Trust 2001-4 of Mortgage Pass-Through Certificates, Series 2001-4. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Countrywide Securities Corporation, Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated, other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as Exhibit 99.3, 99.4 and 99.5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Original Computational Materials.

     99.2  Revised Computational Materials.

     99.3 Legend of Countrywide Securities Corporation for Computational Materials.

     99.4  Legend of Greenwich Capital Markets, Inc. for Computational
           Materials.

     99.5  Legend of Morgan Stanley & Co. Incorporated for Computational
           Materials.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AAMES CAPITAL ACCEPTANCE CORPORATION

                                       By: /s/ John Kohler
                                          ---------------------------------
                                           John Kohler
                                           Executive Vice President

Dated:   November 20, 2001

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                                  EXHIBIT INDEX

Exhibit

 99.1       Original Computational Materials.

 99.2       Revised Computational Materials.

 99.3       Legend of Countrywide Securities Corporation for Computational
            Materials.

 99.4       Legend of Greenwich Capital Markets, Inc. for Computational
            Materials.

 99.5       Legend of Morgan Stanley & Co. Incorporated for Computational
            Materials.